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                                            EXHIBIT (10) (iii) 13

                          AMENDMENT TO
                     SAVINGS INCENTIVE PLAN
                               OF
            CENTRAL HUDSON GAS & ELECTRIC CORPORATION

          WHEREAS, Central Hudson Gas & Electric Corporation ("Corporation") has adopted, effective as of January 1, 1983, a Savings Incentive Plan which has been amended from time to time, and as last amended by instrument, dated January 14, 1991, said Plan is hereinafter called the "Plan," and

          WHEREAS, the Board of Directors of the Corporation approved a resolution at their meeting on September 24, 1993 which authorized the further amendment of the Plan to comply with certain changes in Rule 16 issued by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

          NOW THEREFORE, the Plan is hereby further amended, effective September 1, 1993, as follows (all other terms and provisions of the Plan being hereby ratified, confirmed and approved):

          1. Section 3.03(b) of the Plan, is amended by adding new subclause (vii) thereto to read as follows:

          "(vii) The provisions of subclauses (i) and (ii) hereof shall not be amended more than once every six (6) months other than to comply with changes in the Code, ERISA or the rules thereunder."

          2. Section 8.05 of the Plan is hereby amended to add as a new last sentence thereof the following:

          "8.05 No Member, who is an officer of the Corporation subject to the provisions of Section 16(a) and (b) of the Securities Exchange Act of 1934, shall dispose of any shares distributed to such Member for a period of six (6) months from the date of such distribution and the Committee shall make such rules as it shall determine to administer such limitation."

          IN WITNESS WHEREOF, the undersigned Chairman of the Board and Chief Executive Officer of Central Hudson Gas &
Electric Corporation has signed this instrument this 24th day of September, 1993 as duly authorized by resolution of the Board of Directors.

                                          John E. Mack III
                                  Chairman of the Board and Chief
                                          Executive Officer

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